Related Parties Transactions	12 Months Ended
Dec. 31, 2019
Related party transactions [abstract]
RELATED PARTIES TRANSACTIONS

Note 16:-	RELATED PARTies TRANSACTIONS

a)	Acquisition of Sapiens Software Solutions (Poland) Sp. Z o.o (formerly "Insseco Sp. Z o.o.") ("Sapiens Poland")

On August 18, 2015, Sapiens completed the acquisition from Asseco, the parent company of Formula, of all issued and outstanding share capital of Sapiens Poland. Under the share purchase agreement for that acquisition, Asseco committed to assign to Sapiens Poland all customer contracts that relate to the intellectual property that Sapiens acquired as part of the acquisition. In the event that Asseco cannot obtain the consent of any customer to the assignment of its contract to Sapiens Poland, Asseco will hold that customer's contract in trust for the benefit of Sapiens Poland. Under that arrangement, in 2016, Sapiens Poland invoiced Asseco in a back-to-back manner for all invoices issued by Asseco on Sapiens Poland's behalf to customers under those contracts that were not yet assigned by Asseco to Sapiens Poland.

During the years ended December 31, 2017, 2018 and 2019, Asseco provided back-office services, professional services and fixed assets to Sapiens' wholly-owned subsidiary, Sapiens Poland, in amounts totaling approximately $1,600, $980 and $676, respectively.

During the years ended December 31, 2017, 2018 and 2019, Sapiens Poland performed services as a sub-contractor on behalf of Asseco for clients of Asseco in total amounts of approximately $8,250, $3,200 and $3,400, respectively. For historic reasons, Asseco issues invoices to those clients and then Sapiens in turn invoices Asseco on a back-to-back basis.

As of December 31, 2018 and 2019, the Group had no trade payable balances due from its transactions with Asseco, as detailed above. As of December 31, 2018 and 2019, the Group had trade receivables balances due from its transactions with Asseco, as detailed above, in amounts of approximately $1,000 and $770, respectively.

b)	During 2017 Matrix performed services as a sub-contractor on behalf of Asseco Denmark A.S., a subsidiary of Asseco, in an amount totaling approximately €0.5 million ($564).

c)	Fees paid for board services in affiliates

Sapiens paid Formula director fees for the years ended December 31, 2017, 2018 and 2019, of approximately $28.6, $25.0 and $25.3, respectively, in respect of Mr. Guy Bernstein, Sapiens' Chairman and Formula's chief executive officer.

Matrix paid Formula director fees for the years ended December 31, 2017, 2018 and 2019, of approximately $30.0, $29.0 and $29.9, respectively, in respect of Mr. Guy Bernstein, Matrix' Chairman and Formula's chief executive officer.

d)	Other Transactions

The Group's subsidiaries and affiliates engage from time to time with each other in non-material transactions, in the ordinary course of business, where the amounts involved in, and the nature of the transactions are not material for either of the parties. The Group believes that these transactions are made on an arms' length basis upon terms and conditions no less favorable to the Group, its subsidiaries and affiliates, as it could obtain from unaffiliated third parties. If Group engages with its subsidiaries and affiliates in transactions which are not in the ordinary course of business, the Group receives the approvals required under the Companies Law. These approvals include audit committee approval, board approval and, in certain circumstances, shareholder approval.